SCUDDER
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
EQUITY/GLOBAL
--------------------------------------------------------------------------------

Scudder Global Fund



Semiannual Report
February 28, 2001



A fund seeking long-term growth of capital by investing at least 65% of its total assets in U.S. and foreign equities.

Contents
--------------------------------------------------------------------------------

                      4    Letter from the Fund's President

                      6    Performance Update

                      8    Portfolio Summary

                     10    Portfolio Management Discussion

                     16    Glossary of Investment Terms

                     17    Investment Portfolio

                     23    Financial Statements

                     26    Financial Highlights

                     28    Notes to Financial Statements

                     36    Officers and Directors

                     37    Account Management Resources

Scudder Global Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol ACOBX             fund number 107

Class S                        ticker symbol SCOBX             fund number 007
--------------------------------------------------------------------------------

Date of               o    Although technology stocks suffered steep declines
Inception:                 during the past six months, value stocks -- as a
7/23/86                    group -- moved higher. Since the fund is diversified
                           among stocks in both the growth and value areas, it
                           was able to perform well on a relative
Total Net                  basis.
Assets as of
2/28/01 --            o    The fund outperformed its benchmark, the MSCI World
                           Index, for the period, and finished in the top
Class AARP:                quarter of its Lipper peer group. It has also
$150 million               outperformed both the benchmark and the median return
                           of funds in its peer group over the one-, three-,
Class S:                   five-, and ten-year intervals,^1 and received a
$1,273 million             4-star Overall Morningstar Rating(TM).^2


^1 Scudder Global Fund's Class S shares ranked 55, 58, 86, 56, and 9 for the 6-month, 1-, 3-, 5-, and 10-year periods as of 2/28/01. There were 273, 260, 197, 124, and 26 funds, respectively, in Lipper's Global Funds. Performance includes reinvestment and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of 2/28/01.

^2 Scudder Global Fund's Class S shares received a 4-star Overall Morningstar Rating(TM) in the international equity category, reflecting Morningstar ratings for the following periods as of 02/28/01: 3-year, 4 stars; 5-year, 4 stars; 10-year, 4 stars. For these periods, there were 1298, 797, and 158 funds, respectively, in Morningstar's international category. Ratings are for the Class S shares only; other classes may vary.

     Source: Morningstar, Inc. as of 02/28/01. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The top 10% of the funds in a rating category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past half-year has been a difficult time for many investors, as the global stock markets have fallen sharply and volatility has been extremely high. Scudder Global Fund was not immune to the negative environment, as Class S shares of the fund fell 8.43% for the period. However, we are pleased to report that the Class S shares of the fund outperformed both its benchmark and its peers (see page 3 for details). We attribute this strong showing to the combination of a long-term, theme-based approach and a focus on diversification.

Why are these two elements of the fund's approach so important? First, a long-term outlook is critical right now because most markets are posting daily moves of 2-3% or more. Since it is next to impossible to capture the benefit of short-term trends in this environment, we believe it pays to look for companies whose earnings stand to benefit from important multiyear themes. Ultimately, improving fundamentals are usually reflected in a company's price, even if weak market conditions hamper its performance in the short term.

Volatile markets also increase the importance of diversification. Because it is so difficult to predict which sector or asset class will perform well at any given time, management seeks to gain wide exposure to a variety of areas within the market. This way, the fund is positioned to benefit in any environment. This approach worked well in the most recent period, as a heavy representation of value stocks in the portfolio helped at a time when technology stocks were falling sharply.

We believe that individual investors can take a lesson from the results Scudder Global Fund has had with this approach over the past decade. Although its short-term performance has suffered at times, the fund has enjoyed long-term success by emphasizing diversification, basing its investment decisions on long-term considerations, and remaining disciplined even as the markets have become increasingly volatile. We encourage shareholders to take a similar approach with their own portfolios. Thank you for your continued investment in Scudder Global Fund. For current information on the fund or your account, visit us on the Web. You can also speak with one of our representatives by calling us toll-free.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder Global Fund

        --------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S
           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
        --------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                               February 28, 2001
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Scudder Global
            Fund -- Class S       MSCI World Index*

'91              10000                 10000
'92              10790                 10074
'93              11338                 10168
'94              19659                 12762
'95              13598                 12735
'96              17173                 15757
'97              19529                 17873
'98              23891                 22178
'99              23912                 24996
'00              30075                 29679
'01              28447                 25449


                        Yearly periods ended February 28


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                             Average
Period ended 2/28/2001          $10,000           Cumulative         Annual
------------------------------------------------------------------------------
Scudder Global Fund -- Class S
------------------------------------------------------------------------------
1 year                         $   9,459            -5.41%           -5.41%
------------------------------------------------------------------------------
5 year                         $  16,565            65.65%           10.62%
------------------------------------------------------------------------------
10 year                        $  28,447           184.47%           11.02%
-----------------------------------------------------------------------------

MSCI World Index*
------------------------------------------------------------------------------
1 year                         $   8,575           -14.25%          -14.25%
------------------------------------------------------------------------------
5 year                         $  16,151            61.51%           10.06%
------------------------------------------------------------------------------
10 year                        $  25,449           154.49%            9.78%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                        Yearly periods ended February 28

            Scudder Global
            Fund -- Class S       MSCI World Index*

1992             7.90                  0.74
1993             5.08                  0.93
1994            29.29                 25.51
1995            -7.24                 -0.50
1996            26.29                 23.74
1997            13.72                 13.43
1998            22.34                 24.09
1999             0.09                 12.71
2000            25.77                 18.73
2001            -5.41                -14.25


                 1992      1993      1994      1995       1996      1997      1998      1999       2000      2001
---------------------------------------------------------------------------------------------------------------------
Fund Total
Return (%)       7.90      5.08      29.29     -7.24     26.29      13.72     22.34        .09     25.77      -5.41
---------------------------------------------------------------------------------------------------------------------
Index Total
Return (%)        .74       .93      25.51      -.21     23.74      13.43     24.09      12.71     18.73     -14.25
---------------------------------------------------------------------------------------------------------------------
Net Asset
Value ($)       19.39     19.86      25.14     22.90     27.78      29.64     30.37      27.38     30.36      25.34
---------------------------------------------------------------------------------------------------------------------
Income
Dividends ($)     .31       .16        .24       .11       .25        .28       .88        .55       .20        .25
---------------------------------------------------------------------------------------------------------------------
Capital Gains
Distributions ($) .66       .34        .26       .34       .84       1.53      4.58       2.61      3.91       3.40
---------------------------------------------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     On September 11, 2000, existing shares were redesignated as Class S. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 28, 2001

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                                 During the past
    United States and Canada    44%                       six months, management
    Europe                      37%                     has increased the fund's
    Japan                       10%                       weightings in the U.S.
    Africa                       3%                       and Europe and reduced
    Australia                    3%                       its position in Japan.
    Pacific Basin                2%
    Latin America                1%
-----------------------------------------
                               100%
-----------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                      The portfolio remains
    Financial                   14%                  well-diversified among
    Metals and Minerals         13%                       "old economy" and
    Energy                      12%                  "new economy" sectors.
    Manufacturing               11%
    Utilities                    9%
    Health                       7%
    Communications               6%
    Service Industries           6%
    Media                        5%
    Other                       17%
------------------------------------------
                               100%
------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(16% of Portfolio)                                       The fund's top holdings
                                                            reflect management's
                                                           emphasis on companies
                                                           that stand to benefit
                                                         from important positive
                                                            trends in the global
                                                                        economy.

  1.   Aventis SA
       Producer of pharmaceutical and agricultural products in France

  2.   Bayer AG
       Producer of chemical products in Germany

  3.   Electronics Data Systems Corp.
       Provider of information technology systems in the United States

  4.   Rio Tinto plc
       Operator of mining company in the United Kingdom

  5.   Conoco, Inc.
       Explorer of crude oil, natural gas and natural gas liquids in the United States

  6.   Shell Transport & Trading plc
       Provider of oil in the United Kingdom

  7.   Exelon Corp.
       Distributor of electricity and gas in the United States

  8.   Lockheed Martin Corp.
       Manufacturer of aircraft, missiles and space equipment in the United States

  9.   Reuters Group plc
       Operator of international news and information agency in the United Kingdom

 10.   Anglo American Platinum Corp., Ltd.
       Producer of platinum in South Africa



For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------

In the following interview, portfolio manager William E. Holzer discusses Scudder Global Fund's strategy and the market environment during the six-month period ended February 28, 2001.

     Q: The global equity markets endured substantial declines during the past six months. What factors led stocks to fall so precipitously?

     A: Stock prices dropped sharply during the reporting period, as the economic environment proved to be much more challenging than investors had anticipated. A series of interest rate increases enacted by the U.S. Federal Reserve during the first half of 2000 prompted consumers and corporations to rein in their spending, causing the economy to slow significantly. In turn, this new-found discipline hurt corporate earnings, particularly for high-priced companies in the technology, media, and telecommunications (TMT) sectors. With earnings in free-fall -- and no "visibility" as to when conditions might improve -- investors were no longer willing to pay high valuations for tech stocks. As a result, TMT stocks plummeted across all of the global markets.

     The collapse of the formerly high-flying growth sectors prompted investors to look for stocks with sound fundamentals and reasonable valuations. This benefited sectors traditionally favored by value investors, such as financials, energy, and consumer staples (see glossary). As a result, diversification was essential to investment success during the past six months.

     Region-specific concerns took an additional toll on overseas stocks. Investors in Europe began to worry that weakness in the U.S. would eventually spread throughout the globe, a fear that was supported by signs of a significant slowing in the German economy. Interest rate cuts were widely seen as necessary to support growth, but the European Central Bank had not yet begun to reduce rates as of the close of the reporting period. In Japan, meanwhile, the economy remained stagnant, the government failed to develop proactive solutions, and stock market weakness threatened the balance sheets of the country's banks. The benchmark Nikkei 225 average closed the period near a 15-year low. Making matters worse for dollar-based investors was a powerful decline in the value of the yen, Japan's currency. In combination, all of these factors created a very difficult environment for the global markets.

     Q: How did the portfolio perform during the past six months?

     A: The Class S shares of the fund returned -8.43% during the six months ended February 28, 2001. While we understand that it is always disturbing to see the value of your investment decline, we encourage shareholders to focus on the fund's relative performance: Class S shares of Scudder Global Fund outperformed the -17.10% return of its unmanaged benchmark -- the MSCI World Index -- not only in the six-month period, but over the one-, three-, and five-year periods as well. What's more, it outperformed over three quarters of the funds in the Lipper Global Funds category during the reporting period, and more than half over the one-, three-, five-, and ten-year intervals. We believe this strong showing underscores the importance of staying committed to a successful investment strategy even during the times when the market environment may not be friendly to your approach.

     Q: Although the fund has done well recently, there have been times during the past three years when it has underperformed significantly. What changed?

     A: Very little, actually. We have maintained a relatively stable investment approach during the last three years, but the rapid changes in the market's preferences (between growth, value, and momentum-driven strategies) have caused the portfolio's relative performance to shift considerably. To understand how the fund has done in relation to the broader market, it helps to look at it in the context of four distinct phases that have occurred since the beginning of 1997:

     1. January 1997 - September 1998 (20 months): The portfolio comfortably outperformed the benchmark in this time, as it was correctly positioned in companies poised to benefit from corporate restructuring and globalization. At the same time, we avoided companies that were exposed to the deflationary risks created by heavier global competition. (By "deflationary," we mean that some companies are losing the ability to raise prices, which is a negative for their earnings.)

     2. October 1998 - March 1999 (5 months): The fund underperformed its benchmark in this period. Following a series of global financial crises, the Fed cut rates significantly in the fall of `98, setting the stage for a momentum-driven market. (By "momentum" investing, we mean the practice of buying the market's top-performing stocks in order to capture additional upward movements in their prices.) Given its focus on diversification, the fund was not positioned for the subsequent mania surrounding a relatively small group of large company growth stocks.

     3. April 1999 - March 2000 (12 months): The fund kept pace with its benchmark during a period in which the best-performing stocks tended to be those in the TMT sectors. On one hand, the portfolio benefited from its position in "new economy" stocks that we felt would benefit from the adoption of technology by corporations and consumers. On the other hand, however, performance was dampened by the fund's holdings in "old economy" stocks that we included in the portfolio for the purposes of diversification and risk management. As a result, the fund didn't fully participate in the epic rally in the technology-related sectors, which were heavily represented in most global indices.

     4. April 2000 - February 2001 (10 months): The fund dramatically outperformed its benchmark as TMT shares collapsed and investors began to move into stocks with more attractive valuations. Although the portfolio still held a position in techs, the fund had a much lower weighting than either its benchmark or the other funds in its peer group, and benefited accordingly.

          Although past performance is no guarantee of future results, this analysis demonstrates that the fund's relative performance lagged when the majority of the market's returns came from a small number of highly priced companies. We would not expect that our investment discipline would produce strong results at such a time. To outperform in this period, we would have had to concentrate in one richly valued area -- TMT. Such an approach would go against our fundamental belief in the importance of diversification and risk management. Similarly, we are pleased to note that performance has been more impressive in periods characterized by a more rational market environment. As a result, we believe our approach will continue to offer strong results over the long term, just as it has during both the most recent reporting period and the last decade.

          Q: What do you see as the most important trend evolving in the global economy right now?

          A: In managing the fund, we employ a theme-based strategy that seeks to identify broad trends in the global economy, then finds reasonably valued, fundamentally sound companies that stand to benefit as these trends unfold. Our overriding strategic view at present is that industrial overcapacity (see glossary), combined with the growing adoption of technology by consumers and corporations, has created conditions where intense competition is eroding companies' returns. The main beneficiary of this trend is the consumer, since prices are stable or falling as the quality and content of goods and services is improving. We refer to this environment as the "Auction Economy."

          Our search for companies that can prosper in this environment has led us to identify companies that can exploit knowledge -- rather than hard assets -- as well as heavy industry businesses such as energy, oil, and utilities, which could potentially benefit from rising prices over time as production capacity is reduced. Conversely, traditional large-scale global businesses face a difficult environment as competition hurts their profits and higher energy and raw materials prices raise their costs.

          Q: How does this translate into specific investment themes?

          A: This thought process has led us to develop the themes we have discussed in past reports. We remain interested in the adoption of technology under the "Empowered Consumer" theme -- which invests in companies that stand to benefit from the growing use of the Internet -- but we have reduced the fund's exposure to this area. Although these positions have hurt performance recently, we believe that a continued level of exposure is justified given the long-term potential of companies in the TMT sectors.

          We are continuing to build on our theme called "Virtuality," under which we invest in knowledge-based companies with what we see as superior business models such as Enron (U.S.), Sabre Group Holdings (U.S.), and Electronic Data Systems (U.S.), all of which helped performance during the period.

          Consistent with our strategic view, we have added to holdings in the "Ultimate Subcontractor" theme, which focuses on companies that stand to benefit from reduced production capacity within their industries. Examples include Exxon Mobil (U.S.), Anadarko Petroleum (US), Rio Tinto plc (U.K.), BHP (Australia) and Air Products & Chemicals (U.S.). We have also added to the "Secure Streams of Income" theme, under which we strive to exploit the shortage of stable income-producing investments currently available to investors. Key holdings in this area are Exelon in the U.S. and E.On in Germany. Both of these themes have performed well recently, as they tend to do relatively well in down markets.

          On a regional basis, we favor Europe, where we believe that consumer-related investments will benefit from the positive structural changes that continue to transform the region's economy. Some of these changes include privatizations (see glossary), tax code reform, increasingly flexible labor markets, and corporate restructuring. Meanwhile, Japan presents significant economic risk, but also attractive opportunities at the individual stock level. We continue to search for companies that we believe are on the verge of increasing their earnings substantially as they restructure their operations and become more efficient.

          Q: What is your outlook for the global markets throughout the rest of 2001?

          A: The global economy is clearly in the process of a difficult transition. Reduced corporate spending, falling profits, and high debt levels on the part of both corporations and consumers should result in additional market volatility as the year progresses. However, we believe that the severity of the global market correction has also created opportunities to invest in companies whose falling stock prices obscure their ability to take advantage of the positive themes that continue to evolve worldwide. We believe that the fund, with its focus on finding such companies, will continue to prosper in this environment.

Glossary of Investment Terms
--------------------------------------------------------------------------------

           Consumer   Products purchased by consumers on a regular basis, such
            Staples   as food, beverages, alcohol, and tobacco. In the
                      aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

            European The bank founded to oversee monetary policy for the eleven Central Bank countries that converted their local currencies to the
               (ECB) euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

        Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

        Overcapacity  The state that occurs when the capability of an industry or geographic area to produce supply exceeds the demand for the product(s) in question. This imbalance generally leads to falling prices.

       Privatization  The process of converting a publicly owned enterprise into a privately owned or operated entity. When a company is privatized, shares formerly owned by the government are sold to the public. The theory behind privatization is that stockholders run enterprises far more efficiently than the government.

       Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

         Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Principal
                                                                   Amount (c)       Value ($)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Repurchase Agreements 1.5%
----------------------------------------------------------------------------------------------

 Salomon Brothers, Inc., 5.45%, to be repurchased at                                ----------
    $21,266,219 on 3/1/2001** (Cost $21,263,000) ................   21,263,000      21,263,000
                                                                                    ----------

----------------------------------------------------------------------------------------------
Participating Loan Notes 0.4%
----------------------------------------------------------------------------------------------

 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1% to
    12/31/2005 plus 26.45% of net available cash flows                              ----------
    to 4/30/2040 (Cost $6,587,905) ..............................        4,917(d)    5,811,343
                                                                                    ----------



                                                                        Shares
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Common Stocks 98.1%
----------------------------------------------------------------------------------------------

 Australia 2.7%
 BHP, Ltd. (Producer of petroleum, mineral and
    steel products) .............................................    1,493,000      16,551,374
 WMC Ltd. (Developer of mineral products) .......................    4,184,851      17,583,130
 Woodside Petroleum Ltd. (Producer of oil and gas) ..............      345,982       2,549,138
                                                                                    ----------
                                                                                    36,683,642
                                                                                    ----------
 Brazil 0.7%
 Aracruz Celulose SA "B" (ADR) (Producer of eucalyptus
    kraft pulp) .................................................      644,050       8,984,498
 Companhia Vale do Rio Doce (pfd.) "A" (Operator of a
    diverse mining and industrial complex) ......................       46,800       1,202,873
                                                                                    ----------
                                                                                    10,187,371
                                                                                    ----------
 Canada 5.8%
 Alberta Energy Co., Ltd. (Major oil and gas producer) ..........       81,900       3,651,728
 Alcan, Inc. (Manufacturer of aluminum products) ................      399,419      14,754,298
 BCE, Inc. (Provider of telecommunication services) .............      565,628      15,039,969
 Barrick Gold Corp. (Explorer and producer of gold
    products) ...................................................    1,121,800      18,173,160
 Canadian National Railway Co. (Operator of railroads) ..........      377,300      14,185,282
 Manulife Financial Corp. (Provider of financial services) ......      509,300      13,979,809
                                                                                    ----------
                                                                                    79,784,246
                                                                                    ----------
 China 0.2%
 American Standard China "B"* (Producer of plumbing
    products) (b) ...............................................          526       3,102,080
                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

                                                                 Shares       Value ($)
----------------------------------------------------------------------------------------
 France 6.1%
 Aventis SA (Producer of pharmaceutical and
    agricultural products) ...............................       304,500    24,685,853
 Compagnie Generale des Etablissements Michelin "B"
    (Manufacturer of tires) ..............................       219,512     8,411,485
 Compagnie de Saint-Gobain (Manufacturer of engineered
    materials) ...........................................        50,277     7,706,262
 Eurotunnel SA* (Designer, financier and constructor of
    Eurotunnel) ..........................................     9,912,216     9,793,115
 Suez Lyonnaise des Eaux SA (Provider of water and
    electric utility services) ...........................       108,798    18,082,553
 Vivendi Universal SA (Provider of various public services)      235,372    14,908,888
                                                                           -----------
                                                                            83,588,156
                                                                           -----------
 Germany 9.6%
 Allianz AG (Provider of multi-line insurance services) ..        20,130     6,682,039
 Bayer AG (Producer of chemical products) ................       504,100    24,622,872
 Deutsche Post AG* (Registered) (Provider of mail delivery)      391,887     8,398,512
 E.On AG (Distributor of oil and chemicals) ..............       263,554    13,506,068
 KarstadtQuelle AG (Operator of department stores) .......       329,238    11,612,872
 Metro AG (Operator of building, clothing, electronic
    and food stores) .....................................       393,400    18,979,597
 Muenchener Rueckversicherungs-Gesellschaft AG
    (Registered) (Provider of financial and
    insurance services) ..................................        45,972    14,950,272
 ProSieben Sat.1 Media AG (pfd.) (Producer of television
    programming and operator of Internet Web sites) ......       126,135     3,377,536
 Schering AG (Producer of pharmaceutical and chemical
    products) ............................................       269,976    13,810,241
 Siemens AG (Developer of electrical products) ...........       137,936    16,073,236
                                                                           -----------
                                                                           132,013,245
                                                                           -----------
 Hong Kong 0.7%
 China Mobile (Hong Kong) Ltd.* (Provider of cellular
    telecommunication services) ..........................     1,696,000     9,262,888
                                                                           -----------

 Italy 0.7%
 Mediobanca SpA (Provider of banking services) ...........       834,000     9,256,288
                                                                           -----------

 Japan 10.0%
 Chugai Pharmaceutical Co., Ltd. (Producer of
    pharmaceuticals) .....................................       682,000     9,781,835
 Daiwa Securities Group, Inc. (Provider of brokerage and
    other financial services) ............................       551,000     5,023,161


    The accompanying notes are an integral part of the financial statements.


                                                                  Shares       Value ($)
----------------------------------------------------------------------------------------

 Fujitsu Ltd. (Manufacturer of computers) .................       323,000     4,418,292
 Matsushita Electric Industrial Co., Ltd. (Manufacturer of
    consumer electronic products) .........................       270,000     5,079,162
 Mitsubishi Estate Co., Ltd. (Provider of real
    estate services) ......................................     1,011,000     9,939,607
 Mitsui & Co., Ltd. (Provider of trading services including
    steel, gas, metals, textiles and chemical products) ...       446,000     2,528,396
 Mitsui Fudosan Co., Ltd. (Provider of real estate services)    1,167,000    11,254,775
 NEC Corp. (Manufacturer of telecommunication and
    computer equipment) ...................................       390,000     6,337,334
 NTT DoCoMo, Inc. (Provider of telecommunication
    services and equipment) ...............................           410     7,084,610
 Nikko Securities Co., Ltd. (Provider of brokerage services)      308,000     2,228,464
 Nippon Telegraph & Telephone Corp. (Provider of
    telecommunication services) ...........................         1,267     8,282,737
 Nomura Securities Co., Ltd. (Provider of financial
    services) .............................................       409,000     8,024,728
 Sakura Bank Ltd. (Provider of banking services) ..........     2,164,000    12,802,009
 Sankyo Co., Ltd. (Manufacturer of pharmaceutical
    products) .............................................       428,800     8,924,208
 Sony Corp. (Manufacturer of consumer and industrial
    electronic equipment) .................................       137,000     9,854,018
 Teijin Ltd. (Manufacturer of polyester products) .........     2,091,000     9,504,545
 Toshiba Corp. (Manufacturer of electronic machinery) .....     1,346,000     7,504,511
 Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of
    pharmaceutical products) ..............................       258,000     9,640,960
                                                                            -----------
                                                                            138,213,352
                                                                            -----------
 Korea 0.8%
 Korea Electric Power Corp. (Distributor of electric power)       559,940    11,476,102
                                                                            -----------

 South Africa 3.4%
 Anglo American Platinum Corp., Ltd. (ADR) (Producer of
    platinum) .............................................       414,051    19,900,326
 De Beers (Holding company for companies that explore,
    trade and produce diamonds) ...........................       276,400    11,661,808
 Impala Platinum Holdings Ltd. (ADR) (Miner and
    marketer of platinum group metals) ....................       288,800    15,721,550
                                                                            -----------
                                                                             47,283,684
                                                                            -----------
 Switzerland 1.9%
 Roche Holding AG (Manufacturer of pharmaceutical
    and chemical products) ................................         1,640    14,143,858
 STMicroelectronics NV (Manufacturer of semiconductor
    integrated circuits) ..................................       251,728     7,949,210


    The accompanying notes are an integral part of the financial statements.


                                                               Shares       Value ($)
--------------------------------------------------------------------------------------

 Serono SA "B" (Developer and marketer of biotechnology
    products) ..........................................         5,400     4,437,205
                                                                         -----------
                                                                          26,530,273
                                                                         -----------
 United Kingdom 17.9%
 ARM Holdings plc* (Designer of RISC microprocessors
    and related technology) ............................       426,740     1,913,037
 BOC Group plc (Producer of chemical products) .........     1,172,594    17,363,850
 Cable and Wireless plc (Provider of telecommunication
    services) ..........................................     1,030,785    11,179,638
 Carlton Communications plc (Provider of television
    post-production products and services) .............     1,333,413     9,969,047
 EMI Group plc (Producer of music recordings) ..........     1,035,989     7,310,942
 GlaxoSmithKline plc (Manufacturer of
    pharmaceutical products) ...........................       554,206    15,267,383
 Granada plc (Producer of television programs
    and movies) ........................................     3,064,351     8,552,522
 Great Universal Stores plc "A" (Operator of catalog
    home shopping, retailing, finance and property
    investment businesses) .............................     1,606,178    12,705,138
 Innogy Holdings plc (Operator of energy business) .....     3,141,961     8,541,950
 International Power plc (Generator of electric power) .     3,141,961    10,904,617
 National Grid Group plc (Owner and operator of
    electric transmission systems) .....................     2,187,713    18,539,002
 Prudential plc (Provider of financial services) .......       744,851    10,221,956
 Railtrack Group plc (Operator of railway
    infrastructure).....................................       897,730    11,878,599
 Reuters Group plc (Provider of international news
    and information agency) ............................     1,302,018    20,089,994
 Rio Tinto plc (Developer of a mining company) .........     1,282,604    23,648,368
 Royal & Sun Alliance Insurance Group Inc., plc
    (Provider of insurance services) ...................     1,480,162    11,237,429
 Scottish Power plc (Provider of electric power) .......     2,001,065    13,817,611
 Shell Transport & Trading plc (Provider of oil) .......     2,647,940    22,017,823
 Vodafone Group plc (Provider of mobile
    telecommunication services) ........................     4,273,098    11,601,688
                                                                         -----------
                                                                         246,760,594
                                                                         -----------
 United States 37.6%
 AOL Time Warner, Inc.* (Provider of entertainment, news
    and Internet services) .............................       169,700     7,471,891
 AT&T Corp.-- Liberty Media Group "A"* (Operator of
    entertainment networks) ............................     1,168,104    17,171,129
 Air Products & Chemicals, Inc. (Producer of
    industrial gases) ..................................       462,200    18,742,210
 Alexion Pharmaceuticals, Inc.* (Developer of
    pharmaceutical products) ...........................        40,300     1,183,813


    The accompanying notes are an integral part of the financial statements.

                                                               Shares       Value ($)
-------------------------------------------------------------------------------------
Amerada Hess Corp. (Explorer and producer of crude
   oil and natural gas) .................................      212,100   15,271,200
American Home Products Corp. (Manufacturer and
   retailer of consumer health care products) ...........      317,400   19,605,798
Anadarko Petroleum Corp. (Explorer and producer of
   crude oil and natural gas) ...........................      313,800   19,612,500
Boston Properties, Inc. (Developer of commercial and
   industrial real estate) ..............................      390,500   15,752,770
Burlington Resources, Inc. (Explorer and producer of
   crude oil and natural gas) ...........................      312,700   14,052,738
Chubb Corp. (Provider of insurance services) ............      182,743   13,111,810
Comcast Corp.* (Operator of cable communication
   networks) ............................................      313,500   13,578,469
Conoco, Inc. "A" (Explorer of crude oil, natural gas
   and natural gas liquids) .............................      784,500   22,162,125
EMC Corp. (Provider of enterprise storage systems,
   software and network services) .......................      166,500    6,620,040
Edison International (Provider of electric power) .......      793,800   11,827,620
Electronic Arts, Inc.* (Developer and marketer of
   entertainment software) ..............................       90,800    4,540,000
Electronic Data Systems Corp. (Provider of information
   technology systems) ..................................      372,500   23,776,675
Enron Corp. (Producer of natural gas and electricity) ...      184,020   12,605,370
Equity Residential Properties Trust (REIT) (Owner of
   apartment properties) ................................      289,700   15,093,370
Exelon Corp. (Distributor of electricity and gas) .......      315,100   20,598,087
Exxon Mobil Corp. (Provider of oil) .....................      216,400   17,539,220
Genzyme Corp.* (Developer and marketer of therapeutic
   and surgical products) ...............................       33,800    2,972,288
Human Genome Sciences, Inc.* (Developer of
   pharmaceutical products) .............................       24,000    1,318,500
Immunex Corp.* (Developer of pharmaceutical
   products) ............................................      316,100   10,293,006
International Business Machines Corp. (Manufacturer
   and operator of computer and business equipment) .....      166,380   16,621,362
International Paper Co. (Manufacturer of paper, pulp
   and wood products) ...................................      309,200   11,644,472
Intuit, Inc.* (Provider of financial software) ..........      135,800    5,584,775
KPMG Consulting, Inc.* (Provider of Internet consulting
   services) ............................................      130,200    3,002,738
Lockheed Martin Corp. (Manufacturer of aircraft, missiles
   and space equipment) .................................      547,600   20,513,096
McDATA Corp. "A"* (Provider of enterprise switches,
   software for connecting servers and storage systems)..        6,128      109,538


    The accompanying notes are an integral part of the financial statements.


                                                                      Shares       Value ($)
---------------------------------------------------------------------------------------------
 Newmont Mining Corp. (Explorer and miner of gold) ..........         688,900      11,607,965
 Nortel Networks Corp. (Provider of telephone and
    wireless products for the Internet) .....................         306,232       5,662,230
 Parametric Technology Corp.* (Producer of mechanical
    design software) ........................................         590,400       7,859,700
 Phillips Petroleum Co. (Explorer of petroleum products) ....         276,200      14,724,222
 QUALCOMM, Inc.* (Developer and manufacturer of
    communication systems) ..................................         113,900       6,243,144
 SBC Communicatons, Inc. (Provider of
    telecommunication services) .............................         329,200      15,702,840
 Sabre Group Holdings, Inc. "A"* (Provider of online
    travel reservation services) ............................         276,300      11,914,056
 St. Paul Companies, Inc. (Provider of insurance products
    and services) ...........................................         208,900       9,669,981
 Stillwater Mining Co.* (Operator of a mining company) ......         550,750      18,334,468
 USEC, Inc. (Provider of uranium products and services) .....       2,167,800      13,657,140
 Unocal Corp. (Explorer and producer of oil and gas) ........         324,000      11,424,240
 UnumProvident Corp. (Provider of insurance services) .......         632,000      16,539,440
 Viacom, Inc. "B"* (Provider of a wide range of
    entertainment and communication services) ...............         267,100      13,274,870
                                                                                -------------
                                                                                  518,990,906
                                                                                -------------

---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,248,176,246)                                       1,353,132,827
---------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,276,027,151) (a)                  1,380,207,170
---------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) The cost for federal income tax purposes was $1,276,086,025. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $104,121,145. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $254,706,312 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $150,585,167.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,102,080 (0.22% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 28, 2001 aggregated $5,260,000. These securities may also have certain restrictions as to resale.

(c)  Principal amount stated in U.S. dollars unless otherwise noted.

(d) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

     Currency Abbreviation
     ------------------------
     EUR        Euro

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,276,027,151) ...............   $ 1,380,207,170
Cash ....................................................................               625
Foreign currency, at value (cost $44,503,145) ...........................        44,859,686
Receivable for investments sold .........................................       121,626,478
Dividends receivable ....................................................         2,552,105
Interest receivable .....................................................             3,234
Receivable for Fund shares sold .........................................           226,174
Foreign taxes recoverable ...............................................         1,054,390
Unrealized appreciation on forward currency exchange contracts ..........           702,523
                                                                            ---------------
Total assets ............................................................     1,551,232,385

Liabilities
--------------------------------------------------------------------------------------------
Payable for investments purchased .......................................       119,976,035
Payable for Fund shares redeemed ........................................         6,084,664
Accrued management fee ..................................................         1,211,789
Other accrued expenses and payables .....................................           466,930
                                                                            ---------------
Total liabilities .......................................................       127,739,418
--------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 1,423,492,967
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
Net assets consists of:
Undistributed net investment income 1,291,116 Net unrealized appreciation
(depreciation) on:
  Investments ...........................................................       104,180,019
  Foreign currency related transactions .................................          (336,919)
Accumulated net realized gain (loss) ....................................        41,118,339
Paid-in capital .........................................................     1,277,240,412
--------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 1,423,492,967
--------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share
   ($150,021,290 /  5,917,195 shares of capital stock outstanding,          ---------------
   $.01 par value, 100,000,000 shares authorized) ......................    $        25.35
                                                                            ---------------

Class S
Net Asset Value, offering and redemption price per share
   ($1,273,471,677 /  50,249,457 shares of capital stock                    ---------------
   outstanding, $.01 par value, 100,000,000 shares authorized) .........    $        25.34
                                                                            ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $719,338) ............   $  10,573,525
Interest .........................................................       1,621,021
                                                                     -------------
Total Income .....................................................      12,194,546
                                                                     -------------
Expenses:
Management fee ...................................................       7,157,109
Administrative fee ...............................................       2,567,994
Services to shareholders .........................................         160,382
Custodian and accounting fees ....................................          40,162
Auditing .........................................................          35,220
Directors' fees and expenses .....................................          20,687
Reports to shareholders ..........................................          24,363
Registration fees ................................................          15,841
                                                                     -------------
Total expenses ...................................................      10,021,758
------------------------------------------------------------------------------------
Net investment income (loss)                                         $   2,172,788
------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................................      32,635,356
Foreign currency related transactions (net of CPMF tax of $24,801)      14,501,161
                                                                     -------------
                                                                        47,136,517
                                                                     -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................    (168,482,306)
Foreign currency related transactions ............................       2,471,082
                                                                     -------------
                                                                      (166,011,224)
------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            (118,874,707)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $(116,701,919)
------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   Six Months
                                                                                      Ended
                                                                                   February 28,           Year Ended
                                                                                       2001               August 31,
Increase (Decrease) in Net Assets                                                    Unaudited)              2000
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..................................................   $     2,172,788    $    26,771,890
Net realized gain (loss) on investment transactions ...........................        47,136,517        251,135,952
Net unrealized appreciation (depreciation) on investment
  transactions during the period ..............................................      (166,011,224)       (67,923,786)
                                                                                  ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations ..................................................................      (116,701,919)       209,984,056
                                                                                  ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ..................................................................          (322,829)              --
                                                                                  ---------------    ---------------
  Class S .....................................................................       (12,149,672)        (9,511,923)
                                                                                  ---------------    ---------------
Net realized gains:
  Class AARP ..................................................................          (608,399)              --
                                                                                  ---------------    ---------------
  Class S .....................................................................      (166,172,931)      (190,452,234)
                                                                                  ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .....................................................       731,828,965        962,348,630
Net assets acquired in tax-free reorganization ................................       180,443,657               --
Reinvestment of distributions .................................................       170,960,684        189,689,074
Cost of shares redeemed .......................................................      (915,668,782)    (1,162,690,488)
                                                                                  ---------------    ---------------
Net increase (decrease) in net assets from Fund share transactions ............       167,564,524        (10,652,784)
                                                                                  ---------------    ---------------
Increase (decrease) in net assets .............................................      (128,391,226)          (632,885)
Net assets at beginning of period .............................................     1,551,884,193      1,552,517,078

Net assets at end of period (including undistributed net investment               ---------------    ---------------
   income of $1,291,116 and $11,590,829, respectively) .......................     $1,423,492,967     $1,551,884,193
                                                                                  ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------------------------
                                                                                           2001(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                       $27.40
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                                            .05
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                        (1.95)
------------------------------------------------------------------------------------------------------
  Total from investment operations                                                          (1.90)
------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                     (0.05)
------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                             (0.10)
------------------------------------------------------------------------------------------------------
  Total distributions                                                                       (0.15)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $25.35
------------------------------------------------------------------------------------------------------
Total Return (%)                                                                            (6.95)**
------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                        150
------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                        1.28(c)*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                     .17(d)**
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                    62*
------------------------------------------------------------------------------------------------------

(a) For the period from September 11, 2000 (commencement of sales of Class AARP shares) to February 28, 2001 (Unaudited).

(b)  Based on monthly average shares outstanding during the period.

(c)  The  ratio  of  operating   expenses  includes  a  one-time   reduction  in
     reorganization expenses. The ratio without this reduction was 1.32% (see Notes to Financial Statements).

(d) The ratio for the period ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S
-------------------------------------------------------------------------------------------------------------------------------
                                                                  2001(b)  2000(c)   1999(d) 1999(e)  1998(e) 1997(e) 1996(e)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                              $31.36    $31.25    $31.30   $32.41  $33.67   $28.73  $25.64
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                      .04(f)    .53(f)(h) .02(f)   .23(f)  .38(f)   .17(f)  .24
-------------------------------------------------------------------------------------------------------------------------------
   Net realized and
   unrealized gain (loss) on
   investment transactions                                       (2.41)      3.69      (.07)    1.82    3.82     6.58    3.94
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                               (2.37)      4.22      (.05)    2.05    4.20     6.75    4.18
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                           (.25)      (.20)       --     (.55)   (.88)    (.28)   (.25)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                  (3.40)     (3.91)       --    (2.61)  (4.58)   (1.53)   (.84)
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                            (3.65)     (4.11)       --    (3.16)  (5.46)   (1.81)  (1.09)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $25.34    $31.36    $31.25   $31.30  $32.41   $33.67  $28.73
-------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                 (8.43)**   13.83      (.16)**  7.18   14.93    24.91   16.65
-------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            1,273     1,552     1,553    1,610   1,766    1,604   1,368
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                              1.34*     1.33(g)   1.36*    1.35    1.34     1.37    1.34
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .13(i)** 1.71(h)    .44*     .79    1.19      .59     .84
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                         62*       60        29*      70      51       41      29
-------------------------------------------------------------------------------------------------------------------------------

(a) On September 11, 2000, existing shares of the Fund were redesignated as Class S.

(b)  For the six months ended February 28, 2001 (Unaudited).

(c)  For the year ended August 31, 2000.

(d) For the two months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from June 30 to August 31.

(e)  For the years ended June 30.

(f)  Based on monthly average shares outstanding during the period.

(g) The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 was 1.32% (see Notes to Financial Statements).

(h) Net investment income per share includes non-recurring dividend income amounting to $.29 per share; the ratio of net investment income excluding the non-recurring dividend is .77%.

(i) The ratio for the period ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*    Annualized      ** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/ International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On September 11, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. In addition, after December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund was subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. Distribution of Income and Gains.

Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2001, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $448,721,345 and $452,838,487, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets and 0.85% on such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly.

Effective September 11, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% on such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. For the six months ended February 28, 2001, the fee pursuant to the Agreement and the Management Agreement aggregated $7,157,109, which was equivalent to an annual effective rate of 0.95% of the Fund's average daily net assets.

Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period from September 11, 2000 to February 28, 2001, the Administrative Agreement expense charged to the Fund amounted to $2,665,485, of which $459,567 is unpaid at February 28, 2001. In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $51,255 on Class AARP and $46,236 on Class S is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to September 11, 2000, the amount charged to the Fund by SSC aggregated $51,184, all of which is paid at February 28, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to September 11, 2000, the amount charged to the Fund by STC aggregated $58,312, all of which is paid at February 28, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to September 11, 2000, the amount charged to the Fund by SFAC aggregated $36,085, all of which is paid at February 28, 2001.

Effective September 11, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Directors Fees and Expenses. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer, divided equally among the series of the Corporation, plus specified amounts for attended board and committee meetings. For the six months ended February 28, 2001, Directors' fees and expenses aggregated $20,687.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective September 11, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Commitments

As of February 28, 2001, the Fund had entered into the following forward foreign currency exchange contracts:

                                                                Net Unrealized
                                                                 Appreciation
                                                  Settlement    (Depreciation)
 Contracts to Deliver     In Exchange For            Date           (U.S.$)
--------------------------------------------------------------------------------
U.S. Dollars             Japanese Yen              3/1/2001          (299,172)
U.S. Dollars             Japanese Yen              6/1/2001         1,001,695
                                                                    ---------
                                                                      702,523
                                                                    ---------

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisition of Assets

On July 17, 2000, the shareholders of the Fund approved a plan of reorganization to acquire all of the net assets of AARP Global Growth Fund effective September 11, 2000. The acquisition was accomplished by a tax-free exchange of 6,585,535 shares of the Fund for 9,527,105 shares of AARP

Global Growth Fund outstanding on September 11, 2000. AARP Global Growth Fund's net assets at that date ($180,443,657), including $19,125,435 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,515,022,328. The combined net assets of the Fund immediately following the acquisition were $1,695,465,985. H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                                                                        Six Months Ended                     Year Ended
                                                                       February 28, 2001                  August 31, 2000
                                                                ------------------------------------------------------------------
                                                                    Shares           Dollars          Shares           Dollars
Shares sold
----------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................         257,062   $    6,771,678               --   $           --
Class S** ....................................................      28,594,555      725,057,287       31,217,458      962,348,630
                                                                                 --------------                    --------------
                                                                                 $  731,828,965                    $  962,348,630
                                                                                 --------------                    --------------
Shares issued in tax-free reorganization
----------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................       6,585,535   $  180,443,657               --   $           --
                                                                                 --------------                    --------------
                                                                                 $  180,443,657                    $           --
                                                                                 --------------                    --------------
Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................          33,325   $      885,114               --   $           --
Class S** ....................................................       6,179,224      170,075,570        6,205,069      189,689,074
                                                                                 --------------                    --------------
                                                                                 $  170,961,684                    $  189,689,074
                                                                                 --------------                    --------------
Shares redeemed
----------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................       (958,727)   $ (25,189,942)               --   $           --
Class S** ....................................................    (34,007,751)    (890,478,840)     (37,626,309)   (1,162,690,487)
                                                                                 --------------                    --------------
                                                                                 $(915,668,782)                    $(1,162,690,487)
                                                                                 --------------                    --------------
Net increase (decrease)
----------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................       5,917,195   $  162,910,509               --   $           --
Class S** ....................................................         766,028        4,654,015        (203,782)     (10,652,783)
                                                                                 --------------                    --------------
                                                                                 $  167,564,524                    $ (10,652,783)
                                                                                 --------------                    --------------

*    For the period from September 11, 2000 (commencement of sales of Class
     AARP) to February 28, 2001.

** On September 11, 2000, existing shares of the Fund were redesignated as Class S.

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*                           Jan C. Faller*
   o  President and Director                    o  Vice President

 Henry P. Becton, Jr.                         William F. Glavin*
   o  Director; President, WGBH                 o  Vice President
      Educational Foundation
                                              William E. Holzer*
 Dawn-Marie Driscoll                            o  Vice President
   o  Director; President, Driscoll
      Associates; Executive Fellow,           James E. Masur*
      Center for Business Ethics, Bentley       o  Vice President
      College
                                              Gerald J. Moran*
 Edgar R. Fiedler                               o  Vice President
   o  Director; Senior Fellow and
      Economic Counsellor, The                Howard S. Schneider*
      Conference Board, Inc.                    o  Vice President

 Keith R. Fox                                 John Millette*
   o  Director; General Partner,                o  Vice President and Secretary
      The Exeter Group of Funds
                                              Kathryn L. Quirk*
 Joan E. Spero                                  o  Vice President and Assistant Secretary
   o  Director; President, The Doris
      Duke Charitable Foundation              John R. Hebble*
                                                o  Treasurer
 Jean Gleason Stromberg
   o  Director; Consultant                    Brenda Lyons*
                                                o  Assistant Treasurer
 Jean C. Tempel
   o  Director; Managing Director,            Caroline Pearson*
      First Light Capital, LLC                  o  Assistant Secretary

 Steven Zaleznick
   o Director; President and                  *Zurich Scudder Investments, Inc.
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President



Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments